Exhibit 23


                    Consent of Independent Public Accountants




       As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into Farr Company's previously filed Registration Statements on File Numbers 2-83890, 33-47836, 33-71400 and 33-64387.








       Los Angeles, California                /s/   Arthur Andersen LLP
       March 25, 1998